AGREEMENT FOR THE PURCHASE AND SALE OF 169,989 SHARES OF THE
                  774,277 OUTSTANDING SHARES OF COMMON STOCK OF
             FIRST SAVINGS & LOAN ASSOCIATION OF SOUTH DAKOTA, INC.

     THIS AGREEMENT, entered into as of the 18th day of August, 1997, by and between Spectrum Bancorporation, Inc., a Delaware corporation, (the "Buyer") and World Services, Inc., a South Dakota corporation (hereinafter referred to as "Seller"), which owns 169,989 shares of common stock of First Savings & Loan Association of South Dakota, Inc., Aberdeen, South Dakota ("First Savings"):

                              W I T N E S S E T H:

     WHEREAS, the Buyer desires to purchase and the Seller desires to sell to the Buyer, upon the terms, provisions and conditions hereinafter set forth, 169,989 shares of the First Savings common stock owned by Seller:

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1. Parties' Representatives. The "Seller's Representative" shall be Ronne Tarrell. Seller by its execution of this Agreement, authorizes the Seller's
Representative to take such action on behalf of Seller as the Seller's Representative is herein authorized to take or as the Seller's Representative may deem necessary or advisable in order to carry out the purpose and intent of this Agreement. The "Buyer's Representative" shall be Deryl F. Hamann, so long as he is able and willing to act, and if he is not able and willing to act, shall be Jeffory A. Erickson. Buyer, by execution of this Agreement, authorizes the Buyer's Representative to take such action on behalf of the Buyer as the Buyer's Representative is herein authorized to take or as the Buyer's Representative may deem necessary or advisable in order to carry out the purpose and intent of this Agreement.

     2. Time and Place of Closing. The place of closing shall be at the main banking office of F & M Bank in Watertown, South Dakota. The date and time of closing shall be at the date and time selected by the Buyer no more than ten days after Buyer shall have received approval from the Federal Reserve Bank of Minneapolis for the acquisition of the shares of First Savings common stock to be purchased and sold hereunder and the expiration of any mandatory waiting periods.

     3. Seller's Agreement to Sell: Seller hereby agrees to sell and deliver to Buyer, and Buyer agrees to purchase, at the time and place of closing, 169,989 shares of common stock of First Savings, and Seller agrees to deliver to Buyer at or before the time of closing the certificates representing such shares in such form and accompanied by such closing documents as may reasonably be requested by counsel for Buyer, duly endorsed, in order to render such shares transferable to Buyer on the books of First Savings.




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     4. Purchase  Price.  Buyer agrees to pay to Seller as a purchase  price for each First Savings share properly tendered for sale hereunder by the Seller, the amount of $2.51 per share, or a total of $426,672.39, payable at the time of closing.

     5. Warranties of Seller. Seller represents and warrants that, to the best of Seller's information and belief, the financial condition of First Savings is not materially less favorable than as set forth in the unaudited May 31, 1997 financial statements attached to World Savings' "Notice of Annual Meeting of Shareholders" dated July 28, 1997. Seller further warrants that First Savings has 774,277 shares of common stock outstanding; that there are no other classes of stock outstanding; and that there are no options, warrants or agreements whereby any additional shares of First Savings will be outstanding at the time of closing. Seller further warrants that First Savings shall not be subject to any fines or penalties as a result of any real or claimed failure of Seller to comply with regulatory requirements concerning its ownership of First Savings shares.

     6. Title to Shares/Indemnity. Seller hereby represents and warrants that Seller has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the First Savings shares of common stock to be sold by Seller hereunder; and that good and valid title, free and clear of all liens, encumbrances, equities or claims to the First Savings shares being sold hereunder by Seller will pass to Buyer at the time of closing; and Seller will indemnify and save Buyer harmless against any loss, damage, liability or express resulting from any breach of the representations or warranties contained in paragraph 5 or 6 of this Agreement, which representations and warranties shall survive the closing hereunder.

     7. Reduction in Price in the Event of Dividends. In the event that during the period from the date hereof to the time of closing First Savings shall pay or declare any cash dividends, split its stock, or issue stock dividends, the Seller agrees that the purchase price for the First Savings shares shall be reduced, pro rata, by the amount of any such cash dividends, such reduction in purchase price to be deducted from the cash payment to be paid to the Seller at the time and place of closing, and any shares of First Savings received by Seller as a result of any such stock split or stock dividend shall be delivered to Buyer at closing for no additional consideration.

     8. Approval of Board of Directors. Approval of the President and a majority of the Board of Directors of the Seller shall be endorsed hereon which action shall constitute an effective and binding action of the corporation. Seller agrees to furnish to Buyer at the time and place of closing, a duly certified copy of resolutions adopted by the Board of Directors of Seller authorizing and approving the execution, delivery and performance of this Agreement by the Seller. Seller further agrees to furnish to Buyer, at the time and place of closing, a duly certified copy of resolutions by the stockholders of Seller authorizing the Directors of Seller to sell the First Savings shares, duly shares purchased by Buyer, free and clear of all liens, encumbrances, equities or claims.

     9. Regulatory Approval. Buyer agrees that within 10 business days after the execution of this Agreement, it shall file a preliminary application and subsequently a final application with the Minneapolis Federal Reserve for approval to acquire the First Savings shares to be purchased hereunder. World Services will cooperate with and support the efforts of Spectrum in seeking such approvals. World Services will use its best efforts to obtain the cooperation of First Savings to secure such approval. If such approval shall not have been received within six months of the date of this Agreement, then, unless extended by mutual agreement of the Buyer and Seller, this Agreement shall become void and of n further force and effect. If Buyer shall have made such application in good faith but shall not have secured permission from regulatory authorities within such time, Buyer shall not be deemed in default hereof. Further, if any act of World Services or First Savings shall impede or defeat Spectrum's ability to secure such approval, Spectrum shall not be deemed in default hereof.

     10. Escrow. Spectrum shall place $75,000 in Escrow with F & M Bank, Aberdeen, South Dakota, to be held, administered and distributed pursuant to a separate Escrow Agreement of even date.

     11. Agreement Bind on Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, their respective heirs, personal representatives, successors and assigns.

     IN  WITNESS  WHEREOF,  World  Services,   Inc.,  as  Seller,  and  Spectrum
Bancorporation, Inc., as Buyer, have executed this Agreement, as of the date and year first above written.

                                        WORLD SERVICES, INC.
                                        Seller


                                        By
                                          --------------------------------------
                                          President


                                        SPECTRUM BANCORPORATION, INC.,
                                        Buyer


                                        By
                                          --------------------------------------
                                          President